SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2004

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23433 (Commission File No.)	31-1557791 (IRS Employer Identification No.)

151 N. Market St., Wooster, Ohio (Address of principal executive offices)	44691 (Zip Code)

Registrant's telephone number, including area code:  (330) 264-5767

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13ec-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Not applicable.
(b)	Not applicable.
(c)	On December 27, 2004, Wayne Savings Bancshares, Inc. announced the hiring of Phillip E. Becker as Chief Lending Officer, effective January 1, 2005. A copy of the press release dated December 27, 2004 is attached as Exhibit 99 to this report.

Item 9.01   Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No. 99	Description Press release, dated December 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 27, 2004	WAYNE SAVINGS BANCSHARES, INC. By: /s/ Charles F. Finn Charles F. Finn President and Chief Executive Officer